UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 1, 2003


                               Aries Ventures Inc.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Nevada                0-14136              84-0987840
---------------         ------------        ----------------
(State or other         (Commission         (I.R.S. Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


28720 Canwood Street, Suite 207, Agoura Hills, California   91301
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (818) 879-6501


                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

     On October 1, 2003, Aries Ventures Inc., a Nevada corporation, issued a press release announcing that it had extended the expiration date of its Class A common stock purchase warrants from October 11, 2003 to October 11, 2004. A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1, and is incorporated in its entirety herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

      c. A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Aries Ventures Inc.
                                              ------------------------
                                                    (Registrant)



                                              /s/ ROBERT N. WEINGARTEN
Date:  October 1, 2003                   By:  ________________________
                                              Robert N. Weingarten
                                              Chief Financial Officer


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                                INDEX TO EXHIBITS



Exhibit
Number           Description
------           -----------

99.1             Press release dated October 1, 2003




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